UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2011

SANGAMO BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30171	68-0359556
(Commission File Number)	(IRS Employer Identification No.)

501 Canal Blvd, Suite A100	Richmond, California 94804
(Address of Principal Executive Offices)	(Zip Code)

(510) 970-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Sangamo BioSciences, Inc. (the “Company”) was held on Wednesday, June 1, 2011 for the purposes of (i) electing seven directors to serve on the board of directors of the Company for a one-year term; (ii) conducting an advisory vote to approve the compensation of the Company’s named executive officers; (iii) conducting an advisory vote as to the frequency of shareholder votes on the compensation of the Company’s named executive officers; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. There were present at the meeting, in person or represented by proxy, the holders of 33,603,185 shares of common stock, constituting a quorum. At the Annual Meeting, the stockholders elected the nominees for director listed in the proxy statement for the Annual Meeting, approved the compensation of the Company’s named executive officers, approved holding a shareholder vote on the compensation of the Company’s named executive officers every three years and ratified the appointment of Ernst & Young LLP. The final vote on the proposals was recorded as follows:

Proposal No. 1: Election of Directors

Each of the nominees for director listed in the proxy statement for the Annual Meeting was elected by the votes set forth in the table below:

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Edward O. Lanphier	14,178,375	148,969	19,275,841
Paul B. Cleveland	14,185,359	141,985	19,275,841
Stephen G. Dilly, M.B.B.S., Ph.D.	14,185,724	141,620	19,275,841
John W. Larson	14,007,093	320,251	19,275,841
Steven J. Mento, Ph.D.	14,031,449	295,895	19,275,841
William R. Ringo	14,132,076	195,268	19,275,841
Thomas G. Wiggans	13,961,724	365,620	19,275,841

Proposal No. 2: Advisory vote on approval of executive compensation

The compensation of the Company’s named executive officers was approved by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,451,922	2,625,276	250,146	19,275,841

Proposal No. 3: Advisory vote as to the frequency of shareholder votes on the compensation of the Company’s named executive officers

Votes as to the frequency of shareholder votes on the compensation of the Company’s named executive officers are set forth in the table below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
5,436,818	185,771	8,672,925	31,830	19,275,841

Proposal No. 4: Ratification of Appointment of Ernst & Young LLP

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,179,290	294,623	129,272	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2010

SANGAMO BIOSCIENCES, INC.

By:	/s/ Edward O. Lanphier II
Edward O. Lanphier II
President, Chief Executive Officer